EXHIBIT 99.1
                         Investor Presentation Material

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                       Citizens South Banking Corporation

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                          Keefe, Bruyette & Woods, Inc.

         Honor Roll and Fourth Annual Community Bank Investor Conference

                              The Metropolitan Club
                               New York, New York

                                  July 29, 2003


                                                           [LOGO] CITIZENS SOUTH
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                                                           BANKING CORPORATION

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                           FORWARD LOOKING STATEMENTS

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This presentation contains forward looking statements with respect to the financial condition and operations of Citizens South Banking Corporation and its wholly-owned subsidiary, Citizens South Bank.

These forward looking statements involve risks and uncertainties. Factors that may cause actual results to differ materially from those projected in the forward looking statements include, among others, the following possibilities:
1) general economic conditions are less favorable than expected; 2) changes in market interest rates reduce interest margins; 3) risks in the loan portfolio, including prepayments, are greater than expected; 4) legislation or regulatory changes adversely affect the businesses in which the company is engaged and; 5) competitive pressures increase significantly. For further information and other factors that may affect the accuracy of forward looking statements, please refer to reports that the company files from time to time with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgements only as of the date hereof. The company undertakes no obligation to publicly revise these forward looking statements to reflect events and circumstances that may arise after the date hereof.


                                                           [LOGO] CITIZENS SOUTH
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                                                           BANKING CORPORATION

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                            OVERVIEW OF PRESENTATION

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o     History of Citizens South Banking Corporation

o     At a Glance

o     Historical Financial Information

o     Vision and Business Strategy

o     Why Own CSBC


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                                                           BANKING CORPORATION

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                 HISTORY OF CITIZENS SOUTH BANKING CORPORATION

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o     1904 - Chartered as a North Carolina mutual building and loan association

o     1982 - Acquired Mutual Building and Savings Association of Mount Holly

o     1998 - Converted to a Mutual Holding Company

o     2001 - Acquired Innes Street Financial Corporation

o     2002 - Converted to a stock holding company


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                                                           BANKING CORPORATION

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                                  AT A GLANCE

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Citizens South Banking Corporation
(dollars in thousands)

                                   12-31-02            06-30-03
                                  ----------          ----------

o    Assets                       $  492,567          $  501,217

o    Loans, net                   $  299,906          $  298,757

o    Deposits                     $  340,862          $  345,014

o    Equity                       $   96,383          $   95,253

o    Shares Outstanding            9,062,727           8,926,908

o    Branches                     Nine                Ten

o    Employees (FTEs)             106                 114


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                                                           BANKING CORPORATION

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                                   AT A GLANCE
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Citizens South Banking Corporation

                                      12-31-02            06-30-03
                                      --------            --------

o     Stock Price                      $10.20              $13.24

o     Book Value                       $10.64              $10.67

o     Price to Book                     95.86%              124.09%

o     LTM EPS - basic                  $ 0.51              $ 0.55

o     LTM EPS - diluted                $ 0.51              $ 0.55

o     LTM P/E Multiple                   20.0x               24.1x


                                                           [LOGO] CITIZENS SOUTH
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                                                           BANKING CORPORATION

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                           EXECUTIVE MANAGEMENT TEAM

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                                      Years with    Total Yrs         Prior
                                        CSBC        Bank Exp.      Employment
                                        ----        ---------      ----------

o   Kim S. Price                          6            22          First Natl/
    President and CEO                                              FHLB

o   Paul L. Teem, Jr.                    20            20          CSBC
    EVP and Chief Admin. Officer

o   Vance B. Brinson, Jr.                 1            25          Wachovia
    EVP Commercial Banking

o   Daniel M. Boyd, IV                    9 mos        18          First Gaston/
    EVP Business Development                                       Wachovia

o   Gary F. Hoskins                       6            17          CFSLA/
    EVP and CFO                                                    OTS

o   Michael R. Maguire                    4            23          First Union
    SVP and Chief Credit Officer

o   J. Stephen Huffstetler                6            24          First Comm./
    SVP Retail Banking                                             First Union


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                                                           BANKING CORPORATION

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                                BRANCH LOCATIONS

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                                 [MAP OMITTED]


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                                                           BANKING CORPORATION

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DEPOSIT MARKET SHARE - GASTON COUNTY

                                           June 30, 2001                     June 30, 2002
                                           -------------                     -------------            Amount of      Percent of
      Financial Institution            Deposits       Market %           Deposits         Market %      Growth         Growth
      ---------------------            --------       --------           --------         --------    ---------      ----------
1  Branch Banking and Trust           $  552,931       31.71%           $  539,360        30.93%       ($13,571)        -2.45%

2  Wachovia Bank (1)                  $  329,910       18.92%           $  343,031        19.67%       $ 13,121          3.98%

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3  Citizens South Bank                $  182,057       10.44%           $  185,007        10.61%       $  2,950          1.62%
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4  Bank of America                    $  142,318        8.16%           $  124,864         7.16%       ($17,454)       -12.26%

5  First Gaston Bank                  $  101,152        5.80%           $  123,823         7.10%       $ 22,671         22.41%

6  RBC Centura Bank                   $   94,969        5.45%           $   96,332         5.52%       $  1,363          1.44%

7  National Bank of Commerce          $   95,534        5.48%           $   94,246         5.40%        ($1,288)        -1.35%

8  Belmont Federal S&LA               $   72,025        4.13%           $   72,570         4.16%       $    545          0.76%

9  Cherryville Federal S&LA           $   56,204        3.22%           $   59,417         3.41%       $  3,213          5.72%

10 First National Bank of Shelby      $   36,804        2.11%           $   39,846         2.29%       $  3,042          8.27%

11 Fidelity Bank                      $   33,630        1.93%           $   33,984         1.95%       $    354          1.05%

12 SouthTrust Bank                    $   32,176        1.85%           $   31,313         1.80%          ($863)        -2.68%

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Total Deposits - Gaston County        $1,729,710                        $1,743,793                     $ 14,083          0.81%
===============================================================================================================================

Footnotes:

(1) Deposits for Wachovia and First Union were consolidated for 2001 in order to give a comparable analysis for 2002.

Source: 2002 Market Share Report published by the FDIC


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                                                           BANKING CORPORATION

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                      DEPOSIT MARKET SHARE - ROWAN COUNTY

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
                                           June 30, 2001                         June 30, 2002
                                           -------------                         -------------             Amount of      Percent of
   Financial Institution               Deposits          Market %          Deposits         Market %         Growth         Growth
   ---------------------               --------          --------          --------         --------       ---------      ----------
1  Farmers & Merchants Bank           $  259,454          22.98%         $  278,740          23.64%         $ 19,286        7.43%

2  National Bank of Commerce          $  252,386          22.35%         $  252,969          21.45%         $    583        0.23%

3  Wachovia Bank (1)                  $  263,611          23.34%         $  241,920          20.51%         ($21,691)      -8.23%

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4  Citizens South Bank                $  119,177          10.55%         $  115,470           9.79%         ($ 3,707)      -3.11%
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5  Rowan Savings Bank, SSB            $   94,186           8.34%         $   99,813           8.46%         $  5,627        5.97%

6  Bank of the Carolinas              $   30,960           2.74%         $   43,501           3.69%         $ 12,541       40.51%

7  Bank of America                    $   35,299           3.13%         $   41,750           3.54%         $  6,451       18.28%

8  First Charter Bank                 $   38,568           3.42%         $   39,285           3.33%         $    717        1.86%

9  First Bank (2)                     $   10,043           0.89%         $   34,997           2.97%         $ 24,954      248.47%

10 Fidelity Bank                      $   15,506           1.37%         $   15,895           1.35%         $    389        2.51%

11 South Trust Bank                   $   10,098           0.89%         $   14,973           1.27%         $  4,875       48.28%

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Total Deposits - Rowan County         $1,129,288         100.00%         $1,179,313         100.00%         $ 50,025        4.43%
====================================================================================================================================

Footnotes:

(1) Deposits for Wachovia and First Union were consolidated for 2001 in order to give a comparable analysis for 2002.

(2)   Purchased deposits and office from former First Union

Source: 2002 Market Share Report published by the FDIC


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                                                           BANKING CORPORATION
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                     DEPOSIT MARKET SHARE - IREDELL COUNTY

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
                                                   June 30, 2001              June 30, 2002
                                                   -------------              -------------          Amount of     Percent of
      Financial Institution                    Deposits      Market %     Deposits      Market %       Growth        Growth
      ---------------------                    --------      --------     --------      --------     ---------     ----------
1  Branch Banking and Trust Co.               $  307,837      21.30%     $  312,648      21.63%       $  4,811        1.56%

2  Bank of America                            $  255,923      17.71%     $  266,303      18.43%       $ 10,380        4.06%

3  Wachovia Bank (1)                          $  237,427      16.43%     $  243,966      16.88%       $  6,539        2.75%

4  Piedmont Bank                              $  154,374      10.68%     $  182,704      12.64%       $ 28,330       18.35%

5  First Charter National Bank                $  102,262       7.08%     $   94,368       6.53%        ($7,894)      -7.72%

6  Mooresville Savings Bank, SSB              $   96,151       6.65%     $   93,061       6.44%        ($3,090)      -3.21%

7  National Bank of Commerce                  $   70,764       4.90%     $   69,500       4.81%        ($1,264)      -1.79%

8  First Citizens Bank and Trust              $   68,563       4.74%     $   66,686       4.61%        ($1,877)      -2.74%

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9  Citizens South Bank                        $   52,796       3.65%     $   48,411       3.35%        ($4,385)      -8.31%
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10 SouthTrust Bank                            $   48,591       3.36%     $   44,270       3.06%        ($4,321)      -8.89%

11 Community Bank                             $   20,540       1.42%     $   23,258       1.61%       $  2,718       13.23%

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Total Deposits - Iredell County               $1,415,228      97.93%     $1,445,175     100.00%       $ 29,947        2.12%
=============================================================================================================================

Footnotes:

(1) Deposits for Wachovia and First Union were consolidated for 2001 in order to give a comparable analysis for 2002.

Source: 2002 Market Share Report published by the FDIC


                                                           [LOGO] CITIZENS SOUTH
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                                                           BANKING CORPORATION

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                                  TOTAL ASSETS

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 (in thousands)

  $235,742        $252,750         $447,581           $492,567         $501,217
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 12/31/1999      12/31/2000      12/31/2001 (1)      12/31/2002      6/30/2003

(1) Includes the assets of Innes Street Financial Corporation which at the time of the acquisition were $222 million


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                             LOANS RECEIVABLE, NET

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 (in thousands)

  $169,931        $158,820         $334,321           $299,906       $298,757
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 12/31/1999      12/31/2000      12/31/2001 (1)      12/31/2002      6/30/2003

(1) Includes the loans of Innes Street Financial Corporation which at the time of the acquisition were $171 million


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                               LOAN PORTFOLIO MIX

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   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer                    19.1%            Consumer                    18.9%

Commercial / Industrial      4.5%            Commercial / Industrial      2.0%

Commercial real estate      25.9%            Commercial real estate      14.4%

Construction                 4.9%            Construction                 4.8%

Multifamily                  3.8%            Multifamily                  2.5%

                                             One-to-four family          57.3%

         At June 30, 2003                              December 31, 2001


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                      NONPERFORMING ASSETS TO TOTAL ASSETS

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

      0.16%           0.19%           0.59%            0.37%            0.19%
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  12/31/1999       12/31/2000      12/31/2001        12/31/2002      6/30/2003


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                                                           BANKING CORPORATION
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                                 TOTAL DEPOSITS

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 (in thousands)

   $158,603        $167,931         $353,692           $340,862        $345,014
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  12/31/1999      12/31/2000      12/31/2001(1)       12/31/2002      6/30/2003

(1) Includes the deposits of Innes Street Financial Corporation which at the time of the acquisition were $174 million


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                             DEPOSIT PORTFOLIO MIX

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   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Money Market              12.4%                Money Market               8.3%

Checking                   8.3%                Checking                   7.2%

Non-interest Bearing       3.8%                Non-interest Bearing       2.2%

Savings                   11.4%                Savings                   12.4%

Time Deposits             64.0%                Time Deposits             69.8%

          June 30, 2003                                December 31, 2001


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                               NONINTEREST INCOME

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 (in thousands)

     $2,470          $2,473           $3,006          $4,121         $2,443
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   12/31/1999      12/31/2000       12/31/2001      12/31/2002     6 mos ended
                                                                     06/30/03


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                               NET INTEREST MARGIN

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

      3.20%           2.92%           2.52%             3.17%           2.79%
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   12/31/1999      12/31/2000       12/31/2001       12/31/2002       6/30/2003


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                              QUARTERLY DILUTED EPS

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   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  $0.06         $0.06      $0.05         $0.03        $0.11        $0.13      $0.14        $0.14        $0.14       $0.13
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3/31/2001    6/30/2001   9/30/2001     12/31/2001   3/31/2002    6/30/2002   9/30/2002   12/31/2002   3/31/2003   6/30/2003


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                          VISION AND BUSINESS STRATEGY

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I.    Create a Banklike Organization

      A.    Management / Culture

      B.    Transitioning Balance Sheet

      C.    Grow Market Share

      D.    Generate Noninterest Sources of Revenue

      E.    Reduce Interest Rate Risk


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                          VISION AND BUSINESS STRATEGY

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II.   Franchise Development

      A.    De novo Offices

            1.    Mooresville

            2.    Belmont

            3.    York County, SC

      B.    Remodel Salisbury and Rockwell Offices

      C.    Operations Center Consolidation

      D.    Branch / Corporate Office Relocation


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                                                           BANKING CORPORATION

                                                           [LOGO] CITIZENS SOUTH
                                                           ---------------------
                                                           BANKING CORPORATION


                                           Rockwell, NC
                                           Branch Renovation


                               [GRAPHIC OMITTED]

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                          VISION AND BUSINESS STRATEGY

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III.  Enhance Shareholder Value

      A.    Leverage Capital

            1.    Grow retail and business banking

            2.    Establish de novo branches

            3.    Investigate branch acquisitions

            4.    Seek related business opportunities

            5.    Patient pursuit of acquisitions

      B.    Manage Capital

            1.    Execute Stock Repurchase Plan

            2.    Evaluate Dividend Policy


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                                  WHY OWN CSBC

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o     Management Team

o     Thrift to Bank Balance Sheet Transformation

o     Thrift to Bank Cultural Transformation

o     Dynamic Market - Charlotte/Gastonia/Rock Hill MSA

o     Proven Ability to Leverage Capital

o     Attractive Price


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                            TOTAL RETURN PERFORMANCE

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                            Total Return Performance

                              [LINE CHART OMITTED]

Index                                  04/13/98     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02     06/30/03
                                       --------     --------     --------     --------     --------     --------     --------
Citizens South Banking Corp.             10,000       13,094       11,648       11,517       16,120       23,843       31,272
Russell 2000                             10,000        8,864       10,748       10,423       10,682        8,494       10,013
SNL Southeast Thrift Index               10,000        7,926        7,864        7,740       11,834       13,882       16,342

Note: Citizens South Banking Corp. data based upon original $10.00 IPO price.

Note: Russell 2000 and SNL Southeast Thrift Index values based upon closing values on 4/12/98.

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Source : SNL Financial LC, Charlottesville, VA                    (434) 977-1600

(C) 2003


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                                                           BANKING CORPORATION

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                    We thank you for your interest in "CSBC"


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                                                           BANKING CORPORATION